ALLIANCE FUNDING COMPANY
                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                               Designated Servicer
                             SERVICER'S CERTIFICATE

                                 1999-1 Group 1

 In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
          Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for September 27, 1999, the Remittance date.


                       Due period ended: September 1, 1999
- --------------------------------------------------------------------------------
    1 Total Actual Principal Collections                        4,437,087.48
    2 Total Permanent Buydown Companion Principal                  13,393.12
    3 Total Actual Interest Collections                         2,309,559.04
    4 Less Service Fees Service Fees Previously Remitted          140,810.40
    5 Additional Proceeds                                               0.00
                                                                ------------
    6      Total Collections:                                   6,619,229.24

    7 Pre-Funding Account Transfer                                      0.00
    8 Interest Coverage Account Transfer                                0.00
    9 Deferred Interest Coverage Account Transfer                       0.00
                                                                ------------
   10      Aggregate Amount Received:                           6,619,229.24

      Monthly Advances

   11 Interest Advance                                             46,916.41
   12 Compensating Interest                                        14,516.36
   13 Amounts Held for Future Distributions                             0.00
   14 Cross Collateral Deposit                                          0.00
   15 Reserve Withdrawal per Sec. 6.14c                                 0.00
                                                                ------------
   16      Available Remittance Amount:                         6,680,662.01

   17 Service Fees                                                      0.00
   18 Expense Account Deposit:                                      2,115.47
                                                                ------------
   19      Adjusted Remittance Amount:                          6,678,546.54

      Remaining Amount Available:

   20           Adjusted Remittance Amount                      6,678,546.54
   21           Insured Payments                                        0.00
   22           Monthly Premium @ 20 bp
                   due Certificate Insurer                         42,309.47
   23           Cross Collateral Withdrawal                             0.00
   24           Class Remittance Amounts                        6,636,237.07
   25           Non-Recoverable Advances not
                   Previously Reimbursed                                0.00
                                                                ------------
      Total Remaining Amount Available:                                 0.00
                                                                ============

      Amount of Reimbursements Pursuant to Sec. 5.04
   26      Servicing Fee                                                0.00
   27      Monthly Advances and Servicer Advances                       0.00
   28      Other Mortgage Payments                                      0.00
   29      Interest Earned on P&I Deposits                              0.00
   30      Additional Servicing Compensation                            0.00
- --------------------------------------------------------------------------------

                                            ALLIANCE FUNDING COMPANY
                                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                                              Designated Servicer
                                             SERVICER'S CERTIFICATE

                                                 1999-1 Group 1

                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                         Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for September 27, 1999, the Remittance date.

                                      Due period ended: September 1, 1999
- ---------------------------------------------------------------------------------------------------------------

                                                                  Total             Class 1A            Class R
                                                                  -----             --------            -------
   31 Loans Outstanding - BOM                                           4407
   32 Original Loan Balance                                   266,188,008.08     266,188,008.08
   33 Original Permanent Buydown Companion Loan Balance           825,482.25         825,482.25
   34 Pre-Funding Account Balance                                       0.00               0.00
   35 Additional Principal Reduction, LTD                       8,690,485.32       8,690,485.32
   36 Realized Losses, LTD                                              0.00               0.00
   37 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00
   38 Carryforward Amount                                               0.00               0.00
   39 Aggregate Unpaid Principal Balance of Delinquent
         Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                              --------------     --------------      ----------
   40 Total Class Principal Balance                           258,323,005.01     258,323,005.01
   41      Pool Factor per Loan Balance                          96.7956393%        96.7956393%
   42      Pool Factor per Class Balance                         93.9356382%        93.9356382%
   43 Excess Spread                                                     0.00                               0.00
   44 Cross Collateral Withdrawal                                       0.00                               0.00
   45 Cross Collateral Deposit                                          0.00               0.00
   46 Additional Principal due Class A                            807,899.23         807,899.23
   47 Interest Remittance @ Pass-Through Rates                  1,377,857.24       1,377,857.24

      PRINCIPAL ADDITIONS:
   48           Number of loans                                            0                  0
   49           Transfers from Pre-Funding Account                      0.00               0.00

      PRINCIPAL REDUCTIONS:

   50           Prepayments - Number                                      67                 67
   51           Prepayments - Dollar                            3,894,515.05       3,894,515.05
   52           Delinquent Loans Repurchased - Number                      0               0.00
   53           Delinquent Loans Repurchased - Dollar                   0.00               0.00
   54           Net Liquidation Proceeds                          113,900.47         113,900.47
   55           Curtailments                                      156,705.93         156,705.93
   56           Normal and Excess Payments                        271,966.03         271,966.03
      Permanent Buydown Companion Principal                        13,393.12          13,393.12
   57           Pre-Funding Account Transfer                            0.00               0.00
                                                              --------------     --------------      ----------
   58 Total Principal Remittance                                4,450,480.60       4,450,480.60
   59 Additional Principal Reduction                              807,899.23         807,899.23
                                                              --------------     --------------      ----------
   60 Total Remittance                                          6,636,237.07       6,636,237.07            0.00
                                                              ==============     ==============      ==========
   61 Current Month Realized Loss - Number                                 2                                  2
   62 Current Month Realized Loss - Dollar                         15,729.23                          15,729.23
   63 Current Month Permanent Buydown Companion Loan
             Realized Loss - Dollar                                     0.00                               0.00

      CLASS PRINCIPAL BALANCE - EOM

   64 Loans Outstanding - EOM                                           4338
   65 Closing Loan Balance                                    261,735,191.37     261,735,191.37
   66 Closing Permanent Buydown Companion Loan Balance            812,089.13         812,089.13
   67 Pre-Funding Account Balance                                       0.00               0.00
   68 Additional Principal Reduction, LTD                       9,498,384.55       9,498,384.55
   69 Realized losses, LTD                                         15,729.23          15,729.23
   70 Permanent Buydown Companion Loan Losses, LTD                      0.00
   71 Aggregate Unpaid Principal Balance of Delinquent
   72    Loans Repurchased per Sec. 5.11                                0.00               0.00
                                                              --------------     --------------      ----------
   73 Total Class Principal Balance                           253,064,625.18     253,064,625.18
   74      Pool Factor per Loan Balance                           95.1764332%        95.1764332%
   75      Pool Factor per Class Balance                          92.0235001%        92.0235001%
                                                              --------------     --------------

- --------------------------------------------------------------------------------------------------------------

                                            ALLIANCE FUNDING COMPANY
                                   by SUPERIOR BANK -- FSB SERVICING DIVISION
                                              Designated Servicer
                                             SERVICER'S CERTIFICATE

                                                 1999-1 Group 1

                     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                         Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for September 27, 1999, the Remittance date.

                                      Due period ended: September 1, 1999
- ---------------------------------------------------------------------------------------------------------------


                                                                Total            Class A-1
                                                                -----            ---------

   76 Weighted Note Rate - THIS Remittance                    10.70710%
   77 Weighted Note Rate - NEXT Remittance                    10.69982%

   78 Related Remittance Period for Libor Rate                25-Aug-99             thru           26-Sep-99
   79 Days in Related Period                                     33

   80 Pass-Through Rates                                                          5.81875%

   81 Weighted Average Remaining Term                          246.29

   82 Original Pool - Principal Balance                       168,415,194.04     168,415,194.04
   83 Original Pool - Permanent Buydown Companion Balance         907,775.49         907,775.49
   84 Original Pool - Pre-Funding Account                     108,384,000.73     108,384,000.73
   85 Original Pool - Additional Principal Reduction            2,706,970.26       2,706,970.26
                                                              --------------     --------------
   86 Original Pool Total                                     275,000,000.00     275,000,000.00
   87 Original Pool - Number of Loans                           2782

- ----------------------------------------------------------------------------------------------------------------

      Class A Overcollateralization Reconciliation
                                                              Beg. of Month       Current Month    End of Month
                                                             ---------------     --------------   --------------
   88 Additional Principal Reduction, LTD                       8,690,485.35         807,899.23    9,498,384.58
   89 Cross Collateral Deposits                                         0.00               0.00            0.00
   90 Realized Losses, LTD                                              0.00          15,729.23       15,729.23
   91 Permanent Buydown Companion Loan Losses, LTD                      0.00               0.00            0.00
                                                              --------------     --------------   --------------
   92 Overcollateralization of Principal                        8,690,485.35         807,899.23    9,482,655.35
                                                              ==============     ==============   ==============

   93 Base Overcollateralization Required                                                         16,331,152.49
   94 Required Overcollateralization Amount                                                       16,331,152.49

      Current Month Subordinated Amount                       Beg.of Month       Current Month     End of Month
                                                             ---------------     --------------   --------------

   95 Original Subordinated Amount                             33,741,821.84        N/A           33,741,821.84
   96 Less: Cumulative Realized Losses (excluding
          Permanent Buydown Companion Loans)                            0.00          15,729.23       15,729.23
   97 Plus: Cumulative Additional Proceeds                              0.00               0.00            0.00
                                                              --------------     --------------   --------------
   98 Current Subordinated Amount                              33,741,821.84                      33,726,092.61
                                                              ==============     ==============  ==============

      Nonrecoverable Advance Reconciliation

   99 Beginning of Month                                                                   0.00
  100 Current Month Unpaid Nonrecoverable Advance                                          0.00
  101 Less: Current Month Reimbursement                                                    0.00
                                                                                 --------------
  102 End of Month                                                                         0.00
- ---------------------------------------------------------------------------------------------------------------

                                    ALLIANCE FUNDING COMPANY
                           by SUPERIOR BANK -- FSB SERVICING DIVISION
                                       Designated Servicer
                                     SERVICER'S CERTIFICATE

                                         1999-1 Group 1

             In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                  Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 1 for September 27, 1999, the Remittance date.

                               Due period ended: September 1, 1999
- ------------------------------------------------------------------------------------------------
                                                                                   Class
                                                                Total                A1
                                                               -------            --------

  103 Total Class Principal - Original Pool                  $275,000,000.00    $275,000,000.00
  104 Interest Remittance Amount                                1,377,857.24       1,377,857.24
  105 Interest Rate Factor / 1000                                   5.010390           5.010390

  106 Total Principal Collections                               4,450,480.60       4,450,480.60
  107 Prefunding Account Transfer                                       0.00               0.00
  108 Additional Principal Reduction                              807,899.23         807,899.23
                                                         ---------------------------------------
  109 Principal Remittance Amount                               5,258,379.83       5,258,379.83
  110 Principal Payment Factor/1000                                19.121381          19.121381
  111 Principal Factor                                            920.235000         920.235000

  112 Prior  Month Principal Factor                              939.356381l        939.356381l
- ------------------------------------------------------------------------------------------------


                            ALLIANCE FUNDING COMPANY
                    by SUPERIOR BANK -- FSB SERVICING DIVISION
                               Designated Servicer
                              SERVICERS CERTIFICATE

                                 1999-1 Group 2

     In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
            and the Insurance Agreement dated as of February 1, 1999,
          Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2 for September 27, 1999, the Remittance date.

                       Due period ended: September 1, 1999
- --------------------------------------------------------------------------------

      1 Total Actual Principal Collections                        5,298,888.03
      2 Total Actual Interest Collections                         1,906,452.30
      3      Less: Service Fees Previously Remitted                 119,326.72
      4 Additional Proceeds                                               0.00
                                                                 --------------
      5      Total Collections:                                   7,086,013.61

      6 Pre-Funding Account Transfer                                      0.00
      7 Interest Coverage Account Transfer                                0.00
        Deferred Interest Coverage Account Transfer                       0.00
                                                                 --------------
      8 Aggregate Amount Received:                                7,086,013.61

        Monthly Advance
      9      Interest Advance                                       110,202.81
     10      Compensating Interest                                   21,543.85
     11      Amounts Held for Future Distributions                        0.00
     12 Reserve Withdrawal Per Sec. 6.08 VII                              0.00
                                                                 --------------
     13 Available Remittance Amount:                              7,217,760.27

     14      Less: Service Fees                                           0.00
     15      Less: Expense Account Deposit                            1,841.98
     16      Cross Collateral Deposit                                     0.00
                                                                 --------------
     17 Adjusted Remittance Amount:                               7,215,918.29

        Remaining Amount Available:

     18      Adjusted Remittance Amount                           7,215,918.29
     19      Insured Payments                                             0.00
     20           Monthly Premium @ 20 bp
                     due Certificate Insurer                         36,839.69
     21      Class Remittance Amounts                             7,179,078.60
     22      Cross Collateral Withdrawal                                  0.00
     23      Non-Recoverable Advances not
                  Previously Reimbursed                                   0.00
                                                                 --------------
     24 Total Remaining Amount Available:                                (0.00)
                                                                 ==============

        Amount of Reimbursements Pursuant to Sec. 5.04

     25      Servicing Fee                                                0.00
     26      Monthly Advances and Servicer Advances                       0.00
     27      Other Mortgage Payments                                      0.00
     28      Interest Earned on P&I Deposits                              0.00
     29      Additional Servicing Compensation                            0.00
- --------------------------------------------------------------------------------

                                                   ALLIANCE FUNDING COMPANY
                                          by SUPERIOR BANK -- FSB SERVICING DIVISION
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                        1999-1 Group 2

                            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                                  and the Insurance Agreement dated as of February 1, 1999,
                                Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2 for September 27, 1999, the Remittance date.

                                             Due period ended: September 1, 1999
- -----------------------------------------------------------------------------------------------------------------------------
                                                                              Total                Class 2-A          Class R
                                                                          --------------        ---------------       -------
     30         Number of Loans - BOM                                               2310
     31 Original Principal Balance                                        235,655,667.62         235,655,667.62
     32 Original Pre-Funding Account Balance                                        0.00                   0.00
     33 Additional Principal Reduction, LTD                                 9,299,486.83           9,299,486.83
     34 Realized Losses, LTD                                                        0.00                   0.00
     35 Carryforward Amount                                                         0.00                   0.00
     36 Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                          0.00                   0.00
                                                                          --------------         --------------     ---------
     37 Opening Class Principal Balance                                   226,356,180.79         226,356,180.79
     38           Pool Factor per Loan Balance                               94.2622670%            94.2622670%
     39           Pool Factor per Class Balance                              90.5424723%            90.5424723%
     40 Excess Spread                                                               0.00                                 0.00
     41 Additional Principal due Class A                                      693,589.03             693,589.03
     42 Cross Collateral Deposit                                                    0.00                   0.00
     43 Cross Collateral Withdrawal                                                 0.00                   0.00          0.00
     44 Interest Remittance                                                 1,186,601.54           1,186,601.54
     45 Available Funds Cap Carry Forward                                           0.00                   0.00
                   Distribution (see schedule C)

        Principal Reductions:
     48           Prepayments - Number                                                35                     35
     49           Prepayments - Dollar                                      5,089,922.29           5,089,922.29
     50           Delinquent Loans Repurchased - Number                                0                      0
     51           Delinquent Loans Repurchased - Dollar                             0.00                   0.00
     52           Net Liquidation Proceeds                                     90,783.62              90,783.62
     53           Curtailments                                                  8,457.56               8,457.56
     54           Normal and Excess Payments                                  109,724.56             109,724.56
     55           Pre-Funding Account Transfer                                      0.00                   0.00
                                                                          --------------         --------------     ---------
     56 Total Principal Remittance                                          5,298,888.03           5,298,888.03
     57 Additional Principal Reduction                                        693,589.03             693,589.03
                                                                          --------------         --------------     ---------
     58 Total Remittance                                                    7,179,078.60            7,179,078.60         0.00
                                                                          ==============         ===============    =========
     59 Carryforward Amount                                                         0.00
     60 Current Month Realized Loss - Number                                           1                                    1
     61 Current Month Realized Loss - Dollar                                   19,165.80                            19,165.80

        Class Principal Balance - EOM
     62           Number of Loans                                       #           2274
     63 Closing Loan Balance                                              230,337,613.79         230,337,613.79
     64 Pre-Funding Account Balance                                                 0.00                   0.00
     65 Additional Principal Reduction, LTD                                 9,993,075.86           9,993,075.86
     66 Realized Losses, LTD                                                   19,165.80              19,165.80
     67 Carryforward Amount                                                         0.00                   0.00
     68 Aggregate Unpaid Principal Balance of Delinquent
           Loans Repurchased per Sec. 5.11                                          0.00                   0.00
                                                                          --------------         --------------
     69 Closing Class Principal Balance                                   220,363,703.73         220,363,703.73
     70           Pool Factor per Loan Balance                                92.1350455%            92.1350455
     71           Pool Factor per Class Balance                               88.1454815%            88.1454815
- -----------------------------------------------------------------------------------------------------------------------------

                                                   ALLIANCE FUNDING COMPANY
                                          by SUPERIOR BANK -- FSB SERVICING DIVISION
                                                     Designated Servicer
                                                    SERVICERS CERTIFICATE

                                                        1999-1 Group 2

                            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                                  and the Insurance Agreement dated as of February 1, 1999,
                                Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2 for September 27, 1999, the Remittance date.

                                             Due period ended: September 1, 1999
- --------------------------------------------------------------------------------------------------------------
                                                                     Total                 Class A1
                                                                  ------------            -----------
     72 Weighted Note Rate - This Remittance:                      10.41630%
     73 Weighted Note Rate - Next Remittance:                      10.41504%

     74 Available Cap Carry Foward Amount - This Remittance:                 0.00
                                  (see schedule C)

     75 Pass-Through Rate:                                          5.71875%               5.71875%

     76 Related Remittance Period:                                 25-Aug-99                 thru            26-Sep-99
     77 Days in Related Period:                                        33

     78 Weighted Average Remaining Term                              351.43

     79 Original Pool - Principal Balance                          156,587,131.22         156,587,131.22
     80 Original Pool - Pre-Funding Account Balance                 97,477,909.43          97,477,909.43
     81 Original Pool - Initial Overcollateralization                4,065,040.65           4,065,040.65
                                                                   --------------         --------------
     82 Original Pool - Class Principal Balance                    250,000,000.00         250,000,000.00
     83 Original Pool - Number of Loans                                   1490

- -----------------------------------------------------------------------------------------------------------------------------

        Class A Overcollateralization Reconciliation
                                                                  Beginning of Month       Current Month         End of Month
                                                                 -------------------     ----------------    ---------------
     84 Initial Overcollateralization                                9,299,486.83             693,589.03        9,993,075.86
     85 Cross Collateral Deposits, LTD                                       0.00                   0.00                0.00
     86 Less:  Realized Losses, LTD                                          0.00              19,165.80           19,165.80
                                                                   --------------         --------------      --------------
     87 Overcollateralization of Principal                           9,299,486.83             674,423.23        9,973,910.06
                                                                   ==============         ==============      ==============

     88 Base Overcollateralization Requirement                                                                 13,846,544.72
     89 Required Overcollateralization                                                                         13,846,544.72

        Current Month Subordinated Amount                        Beginning of Month       Current Month         End of Month
                                                                 ------------------       --------------       -------------

     90 Original Subordinated Amount                                30,360,772.36              N/A             30,360,772.36
     91 Less: Cumulative Realized Losses                                     0.00              19,165.80           19,165.80
     92 Plus: Cumulative Additional Proceeds                                 0.00                   0.00                0.00
                                                                   --------------         --------------      --------------
     93 Current Subordinated Amount                                 30,360,772.36                              30,341,606.56
                                                                   ==============         ==============      ==============

        Nonrecoverable Advance Reconciliation

     94 Beginning of Month                                                   0.00
     95 Current Month Nonrecoverable Advance                                 0.00
     96 Less: Current Month Reimbursment                                     0.00
                                                                   --------------
     97 End of Month                                                         0.00
                                                                   ==============

- -----------------------------------------------------------------------------------------------------------------------------

                                   ALLIANCE FUNDING COMPANY
                          by SUPERIOR BANK -- FSB SERVICING DIVISION
                                      Designated Servicer
                                     SERVICERS CERTIFICATE

                                        1999-1 Group 2

            In accordance with section 6.08 of the Pooling and Servicing Agreement dated as of February 1, 1999
                   and the Insurance Agreement dated as of February 1, 1999,
                 Superior Bank -- FSB Servicing Division reports the following information pertaining to Series 1999-1 Group 2 for September 27, 1999, the Remittance date.

                              Due period ended: September 1, 1999
- ----------------------------------------------------------------------------------------------
                                                                                  Class A1
                                                                               ---------------

     98 Total Class Principal - Original Pool           $250,000,000.00        $250,000,000.00
     99 Interest Remittance Amount                         1,186,601.54           1,186,601.54
    100 Interest Rate Factor / 1000                            4.746406               4.746406

    101 Total Principal Collections                        5,298,888.03           5,298,888.03
    102 Prefunding Account Transfer                                0.00                   0.00
    103 Additional Principal Reduction                       693,589.03             693,589.03
                                                        ---------------        ---------------
    104 Principal Remittance Amount                        5,992,477.06           5,992,477.06
    105 Principal Payment Factor/1000                         23.969908              23.969908
    106 Principal Factor                                     881.454814             881.454814

    107 Prior Month Principal Factor                        905.4247226            905.4247226

- ----------------------------------------------------------------------------------------------